February 20, 2001

Hilliard Lyons Growth Fund

Dear Shareholder:

2000 was a difficult year for some investors, as large losses were the norm rather than the exception. We are pleased to report, however, that the Fund performed quite well despite the unsettling market conditions. For the year, the Fund posted a positive return of 0.53%, which was significantly better than the 9.1% loss recorded by the S&P 500. This extends the Fund's record of posting positive returns in each calendar year since its inception in 1992.

We wonder what it will be called in ten, twenty, or thirty years from now? The tech-spec bubble? The .com bomb? The millennium mauling? However it is remembered, the nine month period ending in March 2000, will rival Tulip Mania in the 1630's, the South Sea Scheme of the 1720's, and the heady days of Kamikaze Capital in Japan during the 1980's as one of the most speculative periods in financial history. All of these bubbles centered on speculation, which is inherently short-term oriented and seeks maximum gain. Speculation is the antithesis of our fund.

Earlier this year we wrote to shareholders about our goals for the fund. One important goal discussed was our focus on an absolute or positive return. We strive for positive returns because we understand the importance of compound interest in building real wealth. Equally important in our endeavors to keep moving forward is the recognition that it takes hard work to make up for lost ground. When reviewing year-end results of other funds, we were interested to see how many were down 20% for 2000. Based on historical returns of 12% for equities, these funds will need about two years to gain the 25% needed to get back whole.

There are three distinguishing characteristics to our investment philosophy which give confidence in meeting our long-term goals: 1. Our focus on investing in solid businesses; 2. Our emphasis on taking more concentrated positions; and, 3. Our dislike of a short-term mind-set.

An important reason why our Fund performed well in 2000 relative to the major indices is its investment in excellent businesses that perform well in most economic environments. The Fund maintained its large investment in companies serving the financial industry, which performed very well given the prospects for lower interest rates. Additionally, the Fund held its investment in companies serving the healthcare and pharmacy sectors. All of these companies historically show consistent operating performance in good times or bad.

At the time of this writing, our Fund holds investments in 23 companies. This is far fewer than those funds practicing standard diversification. Academics preaching modern portfolio theory would likely argue that this approach must create more risk. We disagree. We believe our policy of portfolio concentration actually decreases risk because it heightens both our intensity with which we judge a business and the comfort level we seek for its economic characteristics prior to investing. Unlike academics, we define risk not by the level of volatility a stock may exhibit, but by the possibility of permanent loss of capital.

The markets are more volatile today. We believe this increased volatility is due to heightened speculation and intense emphasis on short-term results. We believe this volatility creates periodic opportunities for the long-term investor to find solid businesses at favorable prices.

Looking ahead, we believe the Federal Reserve will continue its accommodative monetary policy with the goal of avoiding a recession. We also see bi-partisan support for a meaningful cut in income taxes. Combined, these policies should help consumers reduce debt and save more.

Outlook

Businesses are also working hard at reducing costs. Jobs are being cut and expenses are being monitored closely in hopes of maintaining profitability and enhancing productivity. Unemployment levels should rise with the collateral benefit of allowing those companies seeking qualified workers to do so with little inflationary impact.

We have had 20 years of almost uninterrupted economic and stock market prosperity. It is time for a pause--underway for a little over a year. The adjustment to greater market realism is healthy. We are not living in Oz. This is Kansas.

We do not know how long this adjustment will take but the patient investor should be rewarded in time.

We close with a statement we have made before that we have more confidence in the underlying value of common stocks than we do in the stability of their holders.

  Sincerely,
                                       SHAWN J. RIDLEY
                                     [SIG]
                                       Portfolio Manager
[SIG]
  DONALD F. KOHLER
  Chairman and President

[LINE CHART]

     Comparison of Change in Value of $10,000 Investment in HILLIARD LYONS GROWTH FUND, INC. AND THE S&P 500 January 6, 1992 (Commencement of Opreations) through December 31, 2000

           Hilliard Lyons Inv A S&P 500 92-99 Hilliard Lyons Inv B S&P 500 98-
99
   1991                  $9,525       $10,000
1992(1)                 $10,185       $10,966
   1993                 $10,606       $12,071
   1994                 $10,882       $12,230
   1995                 $14,269       $16,826
   1996                 $17,125       $20,692
   1997                 $24,046       $27,598
   1998                 $27,312       $35,488              $10,007       $10,000
   1999                 $28,195       $42,955              $10,363       $13,523
   2000                   28345         38994                10441         12292

                        HILLIARD LYONS GROWTH FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               December 31, 2000

COMMON STOCKS -- 98.1%
--------------------------------------------------------------------------------

                                                                       Market
 Shares   Company                                           Cost        Value
 -------  -------                                           ----       ------
          CAPITAL GOODS -- 11.1%
          ---------------------------------------------------------------------
 154,000  Dover Corp. ................................   $ 3,606,293 $ 6,246,625
  39,000  General Electric Co. .......................       248,578   1,869,563
                                                         ----------- -----------
                                                           3,854,871   8,116,188
          CONSUMER DURABLE -- 7.7%
          ---------------------------------------------------------------------
  60,000  Donaldson Inc. .............................       772,916   1,668,750
 100,000  Harley Davidson Inc. .......................     1,082,613   3,975,000
                                                         ----------- -----------
                                                           1,855,529   5,643,750
          CONSUMER NON-DURABLE -- 3.0%
          ---------------------------------------------------------------------
  50,000  Estee Lauder Cos............................     1,252,822   2,190,625
                                                         ----------- -----------
                                                           1,252,822   2,190,625
          FINANCIAL -- 34.8%
          ---------------------------------------------------------------------
  70,000  American International Group Inc. ..........       784,705   6,899,375
      50* Berkshire Hathaway Inc. ....................     1,844,237   3,550,000
  80,000  Cincinnati Financial Corp. .................     1,373,140   3,165,000
  72,500  Federal Home Loan Mortgage Corp. ...........     1,603,279   4,993,436
  36,000  Fifth Third Bancorp ........................       642,500   2,151,000
 175,112  Synovus Financial Corp. ....................     2,511,770   4,717,080
                                                         ----------- -----------
                                                           8,759,631  25,475,891
          HEALTH CARE -- 11.1%
          ---------------------------------------------------------------------
  27,000  Allergan Inc. ..............................       296,833   2,613,938
  44,000  Johnson & Johnson...........................     1,360,355   4,622,750
  20,000  Pfizer Inc. ................................       649,950     920,000
                                                         ----------- -----------
                                                           2,307,138   8,156,688

                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                       SCHEDULE OF INVESTMENTS--continued
                               December 31, 2000

                                                                       Market
 Shares   Company                                           Cost        Value
 -------  -------                                           ----       ------
          RETAIL & SERVICES -- 16.8%
          ---------------------------------------------------------------------

  70,000  Brady WH Co. CL A...........................   $ 1,314,500 $ 2,366,875
  40,000  CVS Corp....................................     1,280,525   2,397,500
  54,000  Gannett Inc. ...............................     2,428,056   3,405,375
  30,000  Omnicom Group...............................     2,526,217   2,486,250
  40,000  Walgreen Co. ...............................       160,977   1,672,500
                                                         ----------- -----------
                                                           7,710,275  12,328,500
          TECHNOLOGY -- 13.6%
          ---------------------------------------------------------------------

  90,000* Applied Materials Inc.......................     5,077,187   3,436,875
  39,900  Lucent Technologies Inc.....................     1,736,703     538,650
  25,000  Nokia Corp. ................................     1,170,250   1,087,500
  18,000* Oracle Corp.................................       735,102     523,125
 130,000* Solectron Corp..............................     4,677,656   4,407,000
                                                         ----------- -----------
                                                          13,396,898   9,993,150
                                                         ----------- -----------
          Total Common Stocks.........................   $39,137,164 $71,904,792

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.8%
--------------------------------------------------------------------------------

 Principal                                        Purchase Maturity   Market
   Amount   Description                            Yield     Date      Value
 ---------- -----------                           -------- -------- -----------
 $1,290,000 Federal Home Loan Bank ............    5.75%   01/02/01 $ 1,289,794
                                                                    -----------
            Total U. S. Government Agency
            Obligations (Cost --$1,289,794)....                       1,289,794
                                                                    -----------
            TOTAL INVESTMENTS (Cost --
             $40,426,958) (99.9%)..............                     $73,194,586
                                                                    ===========

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets for the Fund.

*Non-income producing security.

                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 2000

ASSETS:
Investments at market value:
 Common stocks (cost $39,137,164).............................      $71,904,792
 U.S. Government Agency Obligations at value (amortized cost
  $1,289,794).................................................        1,289,794
                                                                --- -----------
  Total investments...........................................       73,194,586
Cash                                                                      3,926
Receivables:
 Dividends....................................................           68,812
 Capital shares sold..........................................          376,457
Prepaid expenses..............................................            2,567
                                                                --- -----------
  Total Assets................................................      $73,646,348
                                                                === ===========
LIABILITIES:
Due to adviser -- Note C......................................         $ 88,037
 Capital shares redeemed......................................          158,288
 Accrued expenses.............................................          120,164
                                                                --- -----------
  Total Liabilities...........................................          366,489
                                                                --- -----------
NET ASSETS:
Common stock ($.001 par value; 150,000,000 shares authorized
 and 2,167,769 shares issued and outstanding).................            2,168
Paid-in surplus...............................................       41,644,132
Accumulated net realized loss on investments..................         (903,094)
Net unrealized appreciation on investments....................       32,767,628
Accumulated net investment loss...............................         (230,975)
                                                                --- -----------
  Total Capital (Net Assets)..................................      $73,279,859
                                                                === ===========
Net assets
 Investor A shares............................................      $62,884,420
 Investor B shares............................................       10,395,439
                                                                --- -----------
                                                                    $73,279,859
                                                                === ===========
Shares of capital stock
 Investor A shares............................................        1,855,722
 Investor B shares............................................          312,047
                                                                --- -----------
                                                                      2,167,769
Net asset value
 Investor A shares -- redemption price per share..............      $     33.89
                                                                === ===========
 Investor B shares -- offering price per share*...............      $     33.31
                                                                === ===========
Maximum sales charge (Investor A).............................             4.75%
Maximum offering price per share (100%/(100%-maximum sales
 charge of net asset value adjusted to nearest cent) (Investor
 A)...........................................................      $     35.58
                                                                === ===========

*Redemption price of Investor B shares varies based on length of time shares are held.

                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                            STATEMENT OF OPERATIONS
                      For the year ended December 31, 2000

INVESTMENT INCOME:
  Dividends......................................................... $ 740,914
  Interest..........................................................   175,675
                                                                     ---------
    Total investment income.........................................   916,589

EXPENSES:
  Management fees -- Note C.........................................   654,829
  12b-1 expenses (Investor A) -- Note C.............................   127,175
  12b-1 expenses (Investor B) -- Note C.............................   104,684
  Transfer agent fees (Investor A)..................................    88,095
  Transfer agent fees (Investor B)..................................    69,820
  Custodian fees....................................................    52,695
  Audit fees........................................................    40,260
  Directors' fees...................................................    35,250
  Shareholder reports...............................................    29,325
  Legal fees........................................................    25,290
  Insurance expense.................................................    19,773
  Filing fees.......................................................     6,545
  Trade association.................................................     3,634
                                                                     ---------
                                                                     1,257,375
                                                                     ---------
Waiver of management fees by Adviser -- Note C......................  (116,458)
    Total expenses.................................................. 1,140,917
                                                                     ---------
      Net investment loss...........................................  (224,328)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
  Net realized loss on investments -- Note B........................  (902,407)
  Change in unrealized appreciation on investments..................   350,714
                                                                     ---------
    Net loss on investments.........................................  (551,693)
                                                                     ---------
      Net decrease in net assets resulting from operations.......... $(776,021)
                                                                     =========


                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                        For the year ended
                                                           December 31,
                                                         2000          1999
                                                     ------------  ------------
DECREASE IN NET ASSETS
FROM OPERATIONS:
 Net investment income.............................. $   (224,328) $    225,127
 Net realized gain/(loss) on investments............     (902,407)      842,228
 Net change in unrealized appreciation on
  investments.......................................      350,714     2,216,048
                                                     ------------  ------------
   Net increase/(decrease) in net assets from
    operations......................................     (776,021)    3,283,403

DISTRIBUTIONS TO INVESTOR A SHAREHOLDERS FROM:

 Net investment income..............................           (0)     (230,061)
 Net realized gain on investments...................           (0)   (2,082,601)
                                                     ------------  ------------
   Total distributions..............................           (0)   (2,312,662)

DISTRIBUTIONS TO INVESTOR B SHAREHOLDERS FROM:
 Net investment income and in excess of net
  investment income.................................           (0)           (0)
 Net realized gain on investments...................           (0)     (290,695)
                                                     ------------  ------------
   Total distributions..............................           (0)     (290,695)

FROM CAPITAL SHARE TRANSACTIONS:
 Proceeds from 0 and 74,783 shares issued in
  reinvestment of dividends, respectively...........           (0)    2,556,418
 Proceeds from 185,983 and 533,912 shares sold,
  respectively......................................    5,983,026    18,039,663
 Cost of 1,007,748 and 550,163 shares repurchased,
  respectively .....................................  (32,562,781)  (18,742,224)
                                                     ------------  ------------
   Net increase/(decrease) in net assets from
    capital share transactions......................  (26,579,755)    1,853,857
                                                     ------------  ------------
    Total increase/(decrease) in net assets.........  (27,355,776)    2,533,903

NET ASSETS:
 Beginning of period................................  100,635,635    98,101,732
                                                     ------------  ------------
 End of period (includes distribution in excess of
  net investment income of 0 and $6,647,
  respectively)..................................... $ 73,279,859  $100,635,635
                                                     ============  ============


                       See notes to financial statements.

                       HILLIARD LYONS GROWTH FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                            AS OF DECEMBER 31, 2000

NOTE A -- ORGANIZATION

Hilliard Lyons Growth Fund, Inc. (the "Fund") is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated under the laws of the state of Maryland and commenced operations on January 6, 1992. The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

The Fund issues two classes of shares: Investor A shares and Investor B shares. The Investor A shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund's prospectus. Redemptions of Investor B shares made within 5 years of purchase are subject to a contingent deferred sales charge in accordance with the Fund's prospectus. Each Investor Class A and Class B share of the Fund represents identical interests in the investment portfolio of such Fund and has the same rights, except that (i) Class B shares bear the expense of higher distribution fees, which is expected to cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to its own distribution arrangements.

NOTE B -- ACCOUNTING POLICIES

SECURITY VALUATION: Securities traded on a national securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at last sales price. Securities so traded for which there were no sales and other securities are valued at the mean of the most recent bid-asked quotations except that bonds not traded on a securities exchange nor quoted on the NASDAQ System will be valued at prices provided by a recognized pricing service unless the Adviser believes that such price does not represent a fair value. Each money market instrument having a maturity of 60 days or less from the valuation date is valued on an amortized cost basis. Other securities and assets will be valued at fair value, as determined in good faith by the Adviser under procedures established by, and under the supervision and responsibility of, the Fund's Board of Directors.

Normally, repurchase agreements are not subject to trading. U.S. Government obligations pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions of the agreement provide that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SHARE VALUATION: The net asset value per share of each class of shares of the Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class less liabilities attributable to that class, by the number of shares of that class outstanding. The maximum offering price per share of Class A shares is equal to the net asset value per share plus a sales load equal to 4.99% of the net asset value (or 4.75% of the offering price). The offering price of Class B shares is equal to the net asset value per share.

The redemption price per share of the Fund, including each class of shares, is equal to the net asset value per share. However, Class B shares are subject to a contingent deferred sales charge in accordance with the Fund's prospectus if redeemed within five years from the date of purchase.

FEDERAL INCOME TAXES: It is the policy of the Fund to qualify under the Internal Revenue Code as a regulated investment company and to distribute all of its taxable income to shareholders, thereby relieving the Fund of federal income tax liability. The Fund intends to utilize provisions of Federal income tax laws which allow a realized capital loss to be carried forward for eight years following the year of loss and offset such losses against any future realized gains. At December 31, 2000, the Fund had tax-basis capital loss carryforwards at $2,213 which will expire on December 31, 2008. At December 31, 2000, the Fund had realized capital losses after October 31, 2000 of $900,969 which will be recognized for income tax purposes in 2001 to offset gains realized in 2001.

DIVIDEND POLICY: It is the policy of the Fund to make distributions annually of its net investment income and its net realized capital gains, if any, at the end of the year in which earned or at the beginning of the next year. Dividends and capital gain distributions will normally be reinvested in additional shares at net asset value without a sales charge, unless otherwise elected at purchase.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

ALLOCATIONS BETWEEN CLASSES: Investment income earned, realized capital gains and losses and unrealized appreciation and depreciation for the Fund are allocated daily to each Class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged daily to the Class incurring the expense. Common expenses which are not attributable to a specific Class are allocated daily to each Class of shares based upon its proportionate share of total net assets of the Fund.

OTHER: The accounts of the Fund are kept on the accrual basis of accounting. Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identified cost basis. Dividend income is recognized on the ex-dividend date.

RECENTLY ISSUED ACCOUNTING STANDARD: In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Hilliard Lyons Growth Fund, Inc. does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

NOTE C -- INVESTMENT ADVISORY AGREEMENT

The investment adviser, Hilliard Lyons Investment Advisors (the "Adviser") is a division of J. J. B. Hilliard, W. L. Lyons, Inc. which owns 43,922 Class A shares and 32 Class B shares of the Fund. Under the Investment Advisory Agreement, the Adviser receives a fee, accrued daily and paid quarterly, at an annual rate of .80% of the Fund's average daily net assets. The Adviser has voluntarily agreed to reduce the fee payable to it under the Advisory Agreement and, if necessary, reimburse the Fund on a quarterly basis, by the amount by which the Fund's total annualized operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses but including the Adviser's compensation) for the fiscal year ending December 31, 2000 exceed 1.30% of average daily net assets for Class A share investors and 2.05% for Class B share investors. For the year ended December 31, 2000, the waiver of the management fee amounted to $57,195 for the Class A share investors and $59,263 for Class B share investors.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Plan"). Under the Plan, the Fund reimburses the Distributor quarterly at an annualized rate of up to .25% for Class A share investors and 1.00% for Class b share investors of the Fund's average daily net assets for distribution expenses actually incurred provided the expenses for which reimbursement is made are primarily intended to result in the sale of Fund shares and are approved by the

Fund's Board of Directors. Expenses for which the Distributor may be reimbursed under the Plan include, but are not limited to, payments to investment brokers of the Distributor and to authorized dealers for distribution of shares of the Fund and for promotion of the maintenance of holdings by established stockholders and stockholder servicing.

J. J. B. Hilliard, W. L. Lyons, Inc., the Distributor, received sales charges of approximately $114,986 during the year ended December 31, 2000. The Hilliard Lyons Profit Sharing Plan, as directed by each participant, owns 474,293 shares of the Fund as of December 31, 2000.

No compensation is paid by the Fund to officers and directors of the Fund who are affiliated with the Adviser or Hilliard-Lyons, Inc. The Fund pays each unaffiliated director an annual retainer of $5,000 and a fee of $1,000 for each Board or Committee meeting attended and certain expenses the directors incur in attending meetings.

NOTE D -- PORTFOLIO TRANSACTIONS

For the year ended December 31, 2000, purchases and proceeds from sale of investment securities (excluding short-term securities) were $26,971,539 and $44,449,814, respectively.

The cost of investments for Federal income tax purposes and financial reporting is the same. At December 31, 2000, the gross unrealized appreciation and depreciation on investments was $36,211,346 and $3,443,718, respectively, resulting in net unrealized appreciation of $32,767,628.

NOTE E -- CAPITAL TRANSACTIONS

                                                       For the year ended
                                                          December 31,
                                                    --------------------------
                                                        2000          1999
                                                    ------------  ------------
CAPITAL TRANSACTIONS:
Investor A Shares:
  Proceeds from shares issued...................... $  4,998,405  $ 12,771,731
  Dividends reinvested.............................            0     2,268,953
  Shares redeemed..................................  (28,772,214)  (16,965,804)
                                                    ------------  ------------
  Change in net assets from Investor A share
   transactions.................................... $(23,773,809) $ (1,925,120)
                                                    ============  ============
Investor B shares:
  Proceeds from shares issued...................... $    984,621  $  5,267,932
  Dividends reinvested.............................            0       287,465
  Shares redeemed..................................   (3,790,567)   (1,776,420)
                                                    ------------  ------------
  Change in net assets from Investor B share
   transactions.................................... $ (2,805,946) $  3,778,977
                                                    ============  ============
SHARE TRANSACTIONS:
Investor A shares:
  Issued...........................................      155,359       377,611
  Reinvested.......................................            0        66,329
  Redeemed.........................................     (889,471)     (496,929)
                                                    ------------  ------------
  Change in Investor A shares......................     (734,112)      (52,989)
                                                    ============  ============
Investor B shares:
  issued...........................................       30,624       156,301
  Reinvested.......................................            0         8,454
  Redeemed.........................................     (118,277)      (53,234)
                                                    ------------  ------------
Change in Investor B shares........................      (87,653)      111,521
                                                    ============  ============

NOTE F -- SUBSEQUENT EVENT

On January 31, 2001, J.J.B. Hilliard, W.L. Lyons, Inc. redeemed, at the then current net asset value, all of the Fund shares that it owned.

                             FINANCIAL HIGHLIGHTS

The following table includes selected data for a share of capital stock outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                     Investor B
                           -----------------------------------------
                            For the year               Period from
                                Ended                April 20, 1998*
                            December 31,             To December 31,
                           --------------------      ---------------
                            2000         1999             1998
                           -------      -------      ---------------
Net asset value:
 Beginning of period.....  $ 33.38      $ 33.33          $32.63
                           -------      -------          ------
Net investment
 income/(loss)...........    (0.37)       (0.14)          (0.02)
Net realized and
 unrealized gain on
 investments.............     0.30         0.97            1.57
                           -------      -------          ------
Total from investment
 operations..............    (0.07)        0.83            1.55
                           -------      -------          ------
Less dividends from:
 Net investment income...    (0.00)       (0.00)          (0.00)
 Realized gains..........    (0.00)       (0.78)          (0.71)
 In excess of net
  investment income......    (0.00)       (0.00)          (0.14)
Total distributions......    (0.00)       (0.78)          (0.85)
                           -------      -------          ------
Net asset value:
 End of period...........  $ 33.31      $ 33.38          $33.33
                           =======      =======          ======
Total Investment Return
 (Excludes sales charge).    (0.21)%       2.44%           4.82%***
                                         Investor A
                           ------------------------------------------------------------
                               For the Year Ended December 31,
                           ------------------------------------------------------------
                            2000         1999        1998        1997        1996
                           ------------ ----------- ----------- ----------- -----------
Net asset value:
 Beginning of period.....  $ 33.71      $ 33.49     $ 30.29     $ 22.95     $ 20.20
                           ------------ ----------- ----------- ----------- -----------
Net investment
 income/(loss)...........    (0.06)        0.11        0.20        0.12        0.11
Net realized and
 unrealized gain on
 investments.............     0.24         0.98        3.89        9.13        3.92
                           ------------ ----------- ----------- ----------- -----------
Total from investment
 operations..............     0.18         1.09        4.09        9.25        4.03
                           ------------ ----------- ----------- ----------- -----------
Less dividends from:
 Net investment income...    (0.00)       (0.09)      (0.18)      (0.12)      (0.11)
 Realized gains..........    (0.00)       (0.78)      (0.71)      (1.79)      (1.17)
 In excess of net
  investment income......    (0.00)       (0.00)      (0.00)      (0.00)      (0.00)
Total distributions......    (0.00)       (0.87)      (0.89)      (1.91)      (1.28)
                           ------------ ----------- ----------- ----------- -----------
Net asset value:
 End of period...........  $ 33.89      $ 33.71     $ 33.49     $ 30.29     $ 22.95
                           ============ =========== =========== =========== ===========
Total Investment Return
 (Excludes sales charge).     0.53%        3.23%      13.58%      40.41%      19.98%

SIGNIFICANT RATIOS
 AND SUPPLEMENTAL DATA
Ratio of operating
 expenses to average net
 assets..................     2.05%(e)     2.04%(d)        2.05%(c)**
Ratio of net investment
 income to average net
 assets..................    (0.93)%(e)   (0.44)%(d)      (0.23)%(c)**
Portfolio turnover rate
 (f).....................    34.19%       24.60%          18.15%
Net assets, end of period
 (000s omitted)..........  $10,395      $13,343          $9,604
SIGNIFICANT RATIOS
 AND SUPPLEMENTAL DATA
Ratio of operating
 expenses to average net
 assets..................     1.29%(e)     1.29%(d)    1.25%(c)    1.30%(b)    1.58%(a)
Ratio of net investment
 income to average net
 assets..................    (0.17)%(e)    0.30%(d)    0.64%(c)    0.49%(b)    0.52%(a)
Portfolio turnover rate
 (f).....................    34.19%       24.60%      18.15%      22.20%      18.79%
Net assets, end of period
 (000s omitted)..........  $62,884      $87,293     $88,498     $58,416     $35,628

(a) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.64% and 0.45%, respectively, for the year ended December 31, 1996.

(b) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.40% and 0.39%, respectively, for the year ended December 31, 1997.

(c) Net of voluntary expense reimbursement and management fee waiver by the Adviser for B shares investors and net of voluntary management fee waiver by A share investors. If the Fund had borne all expenses that were assumed by the Adviser and had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.27% and .62% for A shares and 3.09% and (1.27%) for B shares, respectively, for the year ended December 31, 1998.

(d) Net of voluntary management fee waiver by the Advisor for A and B share investors. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.32% and 0.28% for A shares and 2.34% and (0.74%) for B shares, respectively, for the year ended December 31, 1999.

(e) Net of voluntary management fee waiver by the Advisor for A and B share investors. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.37% and (0.25%) for A shares and 2.58% and (1.46%) for B shares, respectively, for the year ended December 31, 2000.

(f) Portfolio turnover rate is calculated on the basis of the portfolios as a whole without distinguishing between the classes of shares issued.

   * Commencement of B shares
  ** Annualized
 *** Not annualized

                        Report of Independent Auditors


To the Shareholders and Board of Directors
 Hilliard Lyons Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hilliard Lyons Growth Fund, Inc. as of December 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hilliard Lyons Growth Fund, Inc. as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


[LOGO SIGNATURE]

Louisville, Kentucky
January 18, 2001,
except for Note F, as
to which the date is
January 31, 2001

[LOGO OF HILLIARD LYONS GROWTH FUND]
                                 Annual Report
                               December 31, 2000

                       J.J.B. Hilliard, W.L. Lyons, Inc.
                             Hilliard Lyons Center
                           Louisville, Kentucky 40202
                                 (502) 588-8400
                                 (800) 444-1854

                                   DIRECTORS

William A. Blodgett, Jr.
Donald F. Kohler
Stewart E. Conner
John C. Owens

                                    OFFICERS

Donald F. Kohler -- Chairman & President
Joseph C. Curry, Jr. -- Treasurer and Secretary
Dianna P. Wengler -- Asst. Secretary

                                  DISTRIBUTOR

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
Louisville, Kentucky 40232-2760
(502) 588-8400
(800) 444-1854

                          TRANSFER AGENT AND CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02266

                                    AUDITORS

Ernst & Young LLP
400 West Market Street
Louisville, Kentucky 40202

                                 LEGAL COUNSEL

Frost, Brown & Todd PLLC
3200 Providian Center
Louisville, Kentucky 40202

This report is intended for the information of shareholders of the Hilliard Lyons Growth Fund, Inc., but it may also be used as sales literature when pre-ceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund.

                                 ANNUAL REPORT
                               December 31, 2000

600186